UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)




          Delaware                11-2820379                 002-99080
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
       of Incorporation)            Number)           Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
              (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

                       National Diversified Services, Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On August 31, 2005, The Certo Group, LLC, a subsidiary of The Certo Group Corp. (the "Company"), closed on an acquisition of the assets of J&J Bagel Enterprises, Inc. d/b/a The Bagel Club, a New Jersey corporation, pursuant to an Asset Purchase Agreement. Pursuant to the Agreement, The Certo Group, LLC acquired the assets of J&J Bagel Enterprises relating to its business for an aggregate purchase price of $400,000, which consisted with the payment of $150,000 in cash and the remaining balance paid with a promissory note. The assets of J&J Bagel Enterprises, Inc. primarily consisted of two restaurants located in New Jersey.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

     The Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, that was effective November 10, 2005, to effect a reverse split of the issued and outstanding common shares of the Company whereby every five shares of common stock held were exchanged for one share of common stock and to change the name of the Company. As a result, while the authorized common stock of the Company remains at 100,000,000 shares, the issued and outstanding shares of common stock were decreased from 88,488,700 shares prior to the reverse split to 17,697,740 shares following the reverse stock split. In addition, the Company's name changed from National Diversified Services, Inc. to The Certo Group Corp.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number            Description
--------------------------------------------------------------------------------
3.1       Certificate  of  Amendment to Articles of  Incorporation  of The Certo
          Group Corp.
10.1 Asset Purchase Agreement, by and between The Certo Group, LLC and J&J Bagel Enterprises, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              The Certo Group Corp.


Dated: November 14, 2005                      By:  /s/ Dominic Certo
                                              ----------------------
                                              Name:    Dominic Certo
                                              Title:   Chief Executive Officer